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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   APRIL 16, 2003
                                                   -----------------------------



                               GUIDANT CORPORATION
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             (Exact name of registrant as specified in its charter)



          INDIANA                        001-13388               35-1931722
----------------------------     -----------------------      ------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)




111 MONUMENT CIRCLE, SUITE 2900
    INDIANAPOLIS, INDIANA                                        46204
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (317) 971-2000
                                                     ---------------------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99:  Earnings Release of Guidant Corporation dated April 16,
                      2003


ITEM 9.  REGULATION FD DISCLOSURE

         On April 16, 2003, Guidant Corporation issued a press release announcing the company's earnings for the quarter ended March 31, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                GUIDANT CORPORATION



Date:  April 16, 2003                           By /s/ Debra F. Minott
                                                   Vice President,
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit 99    Earnings Release of Guidant Corporation dated April 16, 2003




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